Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and Redacted Material has been separately filed with the Commission” and places where information has been redacted have been marked with (***).

Exhibit 10.22A

FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This First Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to use and CSG desires to provide CSG’s Care Express® Consolidator Services (Module C). As a result, the Agreement shall be amended as follows:

a.	For the fees listed below, Schedule A shall hereby be amended to include Care Express Consolidator Services (Module C) under “Additional Services.” In addition, the following description shall be added to EXHIBIT A-5:

Consolidator Services (Module C). Consolidator Services facilitate the distribution of Subscriber statement information (e.g. bill), in an electronic summary record format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the Subscriber.

Consolidator Services include:

•	Managing Subscriber enrollments

•	Electronic presentment of bill summary to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website).

•	Coordinating payment processing.

•	Facilitating necessary communications between CSG and Consolidator Services provider on behalf of Customer.

b.	The following terms and conditions for Consolidator Services shall be included in EXHIBIT A-5:

1.	Development, Production and Operation of CSG’s Consolidator Services. CSG will perform the design, development and programming services related to the design and use of the Consolidator Services and create the work product deliverables (the “Work Product”) set forth in a separately executed CSG Care Express work order (the “Work Order”). The Consolidator Services will contain the CSG Intellectual Property and the Customer Intellectual Property set forth on the Work Order. After CSG has completed the Work Product, CSG will produce and operate the Consolidator Services for Customer.

2.	Definitions Relating to Intellectual Property. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and operating the Consolidator Services. “CSG Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG’s public library that may be used in connection with designing, producing and operating the Consolidator Services.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE

PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR

RESPECTIVE COMPANIES

***	Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

3.	Ownership of the Consolidator Services. Except with respect to Customer Intellectual Property, all patents, copyrights, trade secrets and other proprietary rights in or to the Work Product shall be CSG’s sole and exclusive property, whether or not specifically recognized or perfected under applicable law. Customer shall not have or acquire any proprietary interest in the Work Product, including the actual format or layout created for Customer, or in CSG’s billing and management information software and technology and agrees that the Work Product are not works specially ordered and commissioned for use as a contribution to a collective work and are not works made for hire pursuant to U.S. Copyright Law. However, CSG grants Customer, and Customer accepts from CSG, a non-exclusive, non-transferable, paid up, royalty free and perpetual right to use, reproduce, copy and display the design and format of the completed Work Product.

4.	Customer’s Intellectual Property Representations. CSG may use all of Customer’s Intellectual Property necessary to design, produce and operate the Consolidator Services and perform CSG’s other rights and obligations hereunder. CSG may cease use of any of Customer’s Intellectual Property on the Consolidator Services at any time, upon notice to Customer. Customer represents and warrants that it owns or has licensed all of Customer’s Intellectual Property, and that CSG’s use of Customer’s Intellectual Property on the Consolidator Services pages will not constitute a misuse or infringement of Customer’s Intellectual Property, or the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer’s Intellectual Property and will immediately advise CSG within ten (10) business days of the loss of Customer’s right to use Customer’s Intellectual Property. Customer will immediately advise CSG of all copyright and other notices within ten (10) business days that must be used in connection with Customer’s Intellectual Property and of any restrictions on the use of Customer’s Intellectual Property relevant to CSG.

5.	Indemnification Relating to the Consolidator Services. Notwithstanding anything to the contrary in this Master Agreement, each party (“indemnifying party”) shall indemnify, defend and hold the other party (“indemnified party”) harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys’ fees), directly or indirectly resulting from indemnifying party’s breach of either (a)Customer’s representation or warranty under Section 4 above; or CSG’s representation and warranty in Section 13 as it relates to the Consolidator Services, and from any claim arising from CSG’s actions on behalf of Customer in designing the Work Product, producing and operating the Consolidator Services or otherwise relating to this Exhibit, except for those claims arising directly from indemnified party’s Intellectual Property. CSG’s indemnification to Customer regarding the design, development and use of the Consolidator Services shall be pursuant to Section 13 of the Agreement.

c.	Schedule F shall be amended by inserting the following fees for CSG’s Care Express® Consolidator Services (Module C):

DESCRIPTION OF ITEM/UNIT OF MEASURE	FREQUENCY	PRICE
************ ******** (**** *)	*** *******	***,***.**
************ ******** (*** ***********) (**** *)	*******	**.**

**** *: ************ ******** *** *** ********** **** ***** ** *** ***** ** * ********** ******** ********* ** ****. ************ ******** (** ***) *** **********.

**** *: * “***********” ** ******* ** * **** ***********. ******** **** ** ******* *** *********** *** *** ***** ******* ****** **** ** *** ** ****** ** ******** ** *** ************ ******** ******** **** *****.

2.	******** ** ********* * ** ******* *-*, *** ****** ** ******* ******** ***** ******** (**,***) ****** ******* ***** ** ****. ******** ********* ********** ***** **** *** ******** ** ********* *(*) ** ******* * *** *** ** ********* ** ******* ******** **** ** ********** ****** ******** (**,***) ****** ******* ***** (“********** ***”). ** ******** ** *** ********** ***, ******** *** ********* *** *** *** ****** ** ******* ***** ******** *** ******* *** *****-**** (*,***) ***** ** ********* ******** **** *** ********* **** ** *** ********* ******* ******** **, **** ** ********** **** *** *********** *********** *** ******* ************ ** *** ******** *** ******** ** ******** ** ***** * (“*********** ***** **** *****” ** “****”). *** ***** ******* *** ********** *** *** *** **** ** *** ***** ** **** ********* *** *** ******* *** ****** ******** ******* (****,***.**) *** ***** *** **** ** *** ****** ** *******, ******** *** ******** ** ****.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE

PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR

RESPECTIVE COMPANIES

***	Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

3.	*** ******** ***** **** *** ****, *** ***** ******* ******** *** *********** ***** **** ***** ** ********** **** *** **** *** ***** *****. ** *** ***** ******** ******* ** ******** ** ******** *** ****** ** **** ** *** ********** *****, *** ******* ***** ******** ***** ** ******* ** *** ****** ** *********/********* ***** ** **** ** * ************ ********* ** *********** **** *******. ******* *.* ** ******** * ** *** ********* ***** ** ******* ** ******* *** **** ****** ***** *** *********** ***** **** *****:

****	***** *** *****	******* ***
****	*,***	****,***.**
****	*,***	****,***.**

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (the “Effective Date”).

EchoStar Satellite L.L.C.		CSG Systems, Inc. (“CSG”)
(“Customer”)
By:	/s/ Robert A. Strickland	By:	/s/ Robert M. Scott
Name:	Robert A. Strickland	Name:	Robert M. Scott
Title:	SVP/CIO	Title:	COO
Date:	9/29/06	Date:	10/3/06

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE

PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR

RESPECTIVE COMPANIES

***	Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SECOND AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to use and CSG hereby grants Customer a license to use CSG Vantage ** ******** (**) ************ for the fees set forth in Paragraph 2 of this Amendment.

2.	Schedule F to the Agreement shall be amended to include the following fees for CSG Vantage:

DESCRIPTION OF ITEM/UNIT OF MEASURE	FREQUENCY	PRICE
******* ********* ******** ******* *** (*** **** ** ***** **)	*** *******	****.**
******* ******** *********** *** (*** **** ** ***** **)	********	****.**

** * ***** ** *************, ******** ***** ** ******** *** *** ********* **** **** ************** ** *** ********** ********:

******* ********* ******** ******* *** (** ******** * ****.**) (***-****)	**,***.**
******* ******** *********** *** (** ******** * ****.**) (********)	**,***.**

3.	As a result of this Amendment, Exhibit B-1 shall be amended as follows:

CSG Products	************
CSG Vantage	**

4.	Designated Environment information for CSG Vantage is made available to Customer via CSG’s extranet pursuant to Section 11 of the Agreement.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (the “Effective Date”).

EchoStar Satellite L.L.C.		CSG Systems, Inc. (“CSG”)
(“Customer”)
By:	/s/ Mark J. Veyette	By:	/s/ Peter E. Kalan
Name:	Mark J. Veyette	Name:	Peter E. Kalan
Title:	VP	Title:	EVP
Date:	11/8/06	Date:	11/14/06

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE

PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR

RESPECTIVE COMPANIES